BRANDES GLOBAL EQUITY INCOME FUND

Supplement dated May 15, 2020 to

Prospectus and Statement of Additional Information dated January 28, 2020

Brandes Investment Partners, L.P., the Advisor to the Brandes Global Equity Income Fund (the “Fund”), has recommended, and the Board of Trustees of Brandes Investment Trust has approved, the liquidation and termination of the Fund. The Advisor’s recommendation was primarily based on the fact that the Fund is not economically viable at its present size, and the Advisor did not anticipate that the Fund would experience meaningful growth in the foreseeable future. The liquidation is expected to occur after the close of business on June 30, 2020. Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective May 18, 2020, the Fund will no longer accept purchases of new shares. Beginning June 23, 2020, the Fund’s assets will be converted into cash and cash equivalents, as a result the Fund will no longer pursue its stated investment objective and policies effective June 23, 2020. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by June 30, 2020, will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with the Northern Trust Company, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to June 30, 2020 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

If you have taxable investments in the Fund, please call our transfer agent, the Northern Trust Company, at (800) 395-3807 and speak with a shareholder services representative about redeeming your account before June 23, 2020. This redemption will be a taxable event, and, depending on your holding period and the cost basis of your shares, you will either incur a short term or long-term capital gain or loss on your investment. You may wish to consult your tax adviser for more information. If you do not take any action, all your shares will be liquidated from your account on or about June 30, 2020.

Please contact the Fund at (800) 395-3807 or your financial advisor if you have questions or need assistance.

Please retain this Supplement for future reference.